UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	(811-22543)

KKR Income Opportunities Fund
(Exact name of registrant as specified in charter)

555 California Street, 50th Floor San Francisco, CA			94104
(Address of principal executive offices)			(Zip code)

Annette O’Donnell-Butner KKR Credit Advisors (US) LLC 555 California Street, 50th Floor San Francisco, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(415) 315-3620

Date of fiscal year end:	October 31, 2019

Date of reporting period:	April 30, 2019

Item 1. Reports to Stockholders.

KKR

KKR Income Opportunities Fund

Semi-Annual Report

April 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Fund at 1-855-862-6092.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at 1-855-862-6092. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary.

Income Opportunities Fund	April 30, 2019 (Unaudited)

Table of Contents

Management Discussion of Fund Performance	1
Performance Information	5
Schedule of Investments	6
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Statement of Cash Flows	18
Financial Highlights	19
Notes to Financial Statements	20
Voting Results from the March 22, 2019 Shareholder Meeting	30
Dividend Reinvestment Plan	31
Privacy Notice	33

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The proxy statements and annual reports include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com.

Management Discussion of Fund Performance

Looking Back on the Markets - April 30, 2019

KKR Income Opportunities Fund (“KIO”) aims to dynamically allocate across credit instruments to capitalize on changes in relative value among corporate credit investments and manage against macroeconomic risks. Our portfolio seeks exposure to companies where the perception of risk may be high but our analysis leads us to believe that that risk is lower. Like others, we understand that most asset classes are expensive today but we also have a view that does not mean all assets are expensive. We believe that despite high average valuations across equity and credit markets, there is enough dispersion in value to identify and select a portfolio of large corporates that offer a highly attractive credit spread in today’s market. Our portfolio is focused on where risk or true value is misperceived by many market participants. Our predominant focus is on large companies in sectors where names are not typically over-valued.

We believe KIO is well suited to the current credit market conditions as we seek assets that we believe are dislocated or fundamentally mispriced. We believe we are well equipped to construct a robust portfolio in times of stress and provide value to institutional portfolios that have broad credit exposure.

Leveraged Loan Commentary(1)

Q1 2019 was one of the slowest quarters in recent memory for loans. Institutional loan volume of $77.9 billion in Q1 2019 was slightly above institutional volume in the Q4 2018, but it marked the second lightest quarter total since Q1 2016. A New Year rally in the secondary market provided a springboard for arrangers to at least clear out some backlogged supply in January. However, after an initial thrust, the market fell into a slack M&A pipeline, persistent outflows from retail loan funds, and an invigorated high yield bond market that was taking supply from the loan market. M&A issuance was down in Q1 2019, with loans and bonds mustering just $13.6 billion combined, which was the lowest quarterly level since Q2 2012. Refinancing and dividend deals combined totaled just $16 billion, the lowest level since Q1 2016.

In terms of performance, the S&P LSTA Leveraged Loan index returned 4.00% in Q1 2019 after returning -3.45% in Q4 2018. The default rate ended the quarter at 0.93%, its lowest level in almost seven years, according to LCD. This was down from the already low 1.63% at the end of the previous quarter. The current rate remains well inside the historical average of 3.1%.

CLO issuance has been steadily slowing since the second half of 2018. CLO issuance in Q1 2019 totaled $28.4 billion, which is the second-lowest quarterly total in two years. Issuance in 2019 is about 11% below last year’s record pace, when $32.1 billion of CLOs printed in the first quarter, according to LCD.

High Yield Bond Commentary(1)

Gross high yield new issue activity increased in March to the highest level since March 2018 but was still 28% below the monthly average for March 2010. Year-to date-gross volume totals $65.4 billion, compared with $72.7 billion of issuance across the first three months last year (down 10% year-over-year). However, net volume (ex-refi) totals $24.9 billion year to date, which is 30% above the $19.2 billion of net volume that priced in the first three months last year. In March, refinancing activity led the way, accounting for 71% of total volume, acquisition financings accounted for 15% of volume and general corporate deals accounted for 13%. Year-to date-refinancing

(1) Source: S&P LCD Quarterly Review and J.P. Morgan as of March 31, 2019.

activity accounted for 62% of total issuance, followed by acquisition financing (26%) and general corporate issuance (12%).

High yield bond mutual funds reported an inflow in March, their third consecutive monthly inflow but only the fifth over the last 18 months. Year to date, high yield mutual fund inflows total $12.2 billion, compared to outflows totaling $20 billion over the first quarter last year. High yield mutual funds reported a $45.1 billion outflow in 2018, compared with a $20.3 billion outflow in 2017.

The BAML High Yield Master index II returned 7.38% in Q1 2019, following the volatility in Q4 when the index was down 4.67%. Five US companies defaulted in March, totaling $2.5 billion in bonds. In Q1 2019, nine companies defaulted with debt totaling $9.3 billion. By comparison, fourteen companies totaling $28.3 billion of debt defaulted in Q1 2018. The par-weighted U.S. high yield default rate declined to 0.94% in March and is at the lowest level since March 2014 (0.61%).

The Market in Numbers

For the period of November 1, 2018 - April 30, 2019:

•                            Returns: Over the six month period ending April 30, 2019, the high yield and leveraged loan markets returned 5.55%(2) and 2.09%(3) (as measured by the Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively.

•                            Spreads: The option adjusted spread on the Bank of America Merrill Lynch High Yield Index ended the period at 373bps(2) (April 30, 2019). The 3-year discounted spread on the S&P LSTA Leveraged Loan Index ended the period at 418bps(3) (April 30, 2019).

•                            Volatility: As measured by the VIX index, over the last six months, the VIX decreased to as low as 12.0 in April 2019, before settling at 13.1(4) as of April 30, 2019.

Fund Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO”. The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of April 30, 2019, the Fund held 74.5% of its net assets in first and second-lien leveraged loans, 60.3% of its net assets in high-yield corporate debt, 1.5% of its net assets in preferred stock, and 1.0% of its net assets in common stock. KIO’s investments represented obligations and equity interests in 138 positions across a diverse group of industries. The top ten issuers represented 45.0% of the Fund’s net assets while the top five industry groups represented 62.9% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 7.92%.

(2) Source: Bank of America Merrill Markets Online as of April 30, 2019.

(3) Source: S&P LCD Discounted Spreads as of April 30, 2019.

(4) Source: Bloomberg as of April 30, 2019.

For the period from July 25, 2013 (commencement of operations) to April 30, 2019, KIO outperformed the Bank of America Merrill Lynch High Yield Master II Index on a gross net asset value (“NAV”) and net NAV basis and underperformed it on a market price basis. Over that period, the Fund had returns of 9.58% on a gross NAV basis, 6.68% on a net NAV basis and 5.61% on a market price basis. Over the same period, the Bank of America Merrill Lynch High Yield Master II Index returned 5.52%. For the six month period ended April 30, 2019, the Fund had returns of 3.87% on a gross NAV basis, 2.17% on a net NAV basis, and 6.13% on a market price basis, and the Bank of America Merrill Lynch High Yield Master II Index returned 5.55% over the same time period. Since inception through April 30, 2019, the Fund traded at an average discount to NAV of 8.28%.(5) The Fund employed leverage during the period covered by this report.(6)

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third are used.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in

(5) Source: USBank Internal application as of April 30, 2019.

(6) For a discussion of the risks associated with the use of leverage and other risks, please see Risk Considerations, Note 3 to the financial statements.

income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non-payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

KKR Income Opportunities Fund
Value of $10,000 vs. ICE BofA Merrill Lynch High Yield Master II Index ®

Average Annual Total Returns			Since Inception	Value of $10,000
Period Ended April 30, 2019	One Year	Five Year	(7/25/2013)	4/30/2019
KKR Income Opportunities Fund - Market Price Return	10.07%	7.47%	5.61%	$13,700
KKR Income Opportunities Fund - NAV Return	5.35%	5.96%	6.68%	$14,514
ICE BofA Merrill Lynch High Yield Master II Index®	6.71%	4.84%	5.52%	$13,630

Schedule of Investments

	Par†		Value
LEVERAGED LOANS - 74.5%
Aerospace & Defense - 0.5%
EaglePicher Technologies, LLC, TL 2L 02/18
9.733% (1 Month US LIBOR + 7.250%), 03/08/2026 (a)	1,838,910		$1,802,132

Chemicals - 1.8%
Emerald Performance Materials, LLC, TL 2L 07/14
10.233% (1 Month US LIBOR + 7.750%), 08/01/2022 (a)	1,401,160		1,376,639
Invictus, TL 2L 01/18
9.233% (1 Month US LIBOR + 6.750%), 03/30/2026 (a)	1,082,100		1,082,100
New Arclin US Holding Corp., TL 2L 02/17
11.233% (1 Month US LIBOR + 8.750%), 02/14/2025 (a)	282,363		282,363
SI Group, Inc., TL 1L 07/18
7.348% (3 Month US LIBOR + 4.750%), 10/15/2025 (a)	947,941		953,866
Vantage Specialty Chemicals, Inc., TL 2L 10/17
10.851% (3 Month US LIBOR + 8.250%), 10/26/2025 (a)	2,397,730		2,337,787
			6,032,755
Commercial Services & Supplies - 9.8%
Acosta Holdco., Inc., TL 1L B 04/15
5.733% (1 Month US LIBOR + 3.250%), 09/26/2021 (a)	13,911,347		6,030,152
Advantage Sales & Marketing, Inc., TL 1L B 06/14
5.733% (1 Month US LIBOR + 3.250%), 07/23/2021 (a)	8,616,284		7,583,795
Advantage Sales & Marketing, Inc., TL 2L 06/14
8.983% (1 Month US LIBOR + 6.500%), 07/25/2022 (a)	2,795,532		2,100,772
Koosharem, LLC, TL 1L B 10/18
7.101% (3 Month US LIBOR + 4.500%), 04/18/2025 (a)	5,621,939		5,645,355
Monitronics International, Inc., TL 1L 03/12
10.101% (3 Month US LIBOR + 7.500%), 09/30/2022 (a)(c)(d)	9,235,385		8,546,055
Vivint, Inc., TL 1L B 06/18
7.483% (1 Month US LIBOR + 5.000%), 04/01/2024 (a)	3,869,705		3,810,034
			33,716,163
Construction & Engineering - 1.3%
Yak Access, LLC, TL 1L B 05/18
7.483% (1 Month US LIBOR + 5.000%), 07/11/2025 (a)	5,282,612		4,595,872

Construction Materials - 0.5%
Quimper AB, TL 2L 02/19
8.250% (6 Month Euribor + 0.000%), 02/15/2027 (a)(b)	EUR	1,464,440	1,648,682

Distributors - 2.6%
Distribution International, Inc., TL 1L 12/14
7.610% (3 Month US LIBOR + 5.000%), 12/15/2021 (a)	9,590,171		8,822,957

Diversified Consumer Services - 0.9%
Jostens, Inc., TL 1L 12/18
8.101% (3 Month US LIBOR + 5.500%), 12/19/2025 (a)	3,134,693		3,166,039

Diversified Telecommunication Services - 1.2%
Onvoy LLC, TL 1L 01/17
7.101% (3 Month US LIBOR + 4.500%), 02/10/2024 (a)	3,511,463		3,125,641

See notes to financial statements

	Par†	Value
LEVERAGED LOANS - 74.5% (continued)
Diversified Telecommunication Services - 1.2% (continued)
Peak 10 Holding Corp., TL 1L 07/17
6.101% (3 Month US LIBOR + 3.500%), 08/01/2024 (a)	1,164,323	$1,076,416
		4,202,057
Electronic Equipment, Instruments & Components - 4.2%
Excelitas Technologies Corp., TL 2L 10/17
10.096% (3 Month US LIBOR + 7.500%), 12/01/2025 (a)	10,169,900	10,233,513
Laird PLC, TL 1L B 04/18
7.101% (3 Month US LIBOR + 4.500%), 07/09/2025 (a)(b)	30,813	30,659
Vertiv Group Corp., TL 1L 03/17
6.629% (3 Month US LIBOR + 4.000%), 11/30/2023 (a)	4,389,899	4,203,328
		14,467,500
Food & Staples Retailing - 0.5%
Grocery Outlet, Inc., TL 2L 10/18
9.851% (3 Month US LIBOR + 7.250%), 10/22/2026 (a)	1,606,297	1,606,297
Smart & Final Stores LLC, TL 1L B 09/16
6.129% (3 Month US LIBOR + 3.500%), 11/15/2022 (a)	150,420	150,750
		1,757,047
Food Products - 0.4%
CSM Bakery Products, TL 2L 07/13
10.340% (3 Month US LIBOR + 7.750%), 07/05/2021 (a)	991,568	889,932
CTI Foods Holding Co. LLC, TL 1L 03/19 DIP
10.480% (1 Month US LIBOR + 8.000%), 09/11/2019 (a)(d)(i)	486,041	408,814
CTI Foods Holding Co. LLC, TL 2L 06/13
9.901% (6 Month US LIBOR + 7.250%), 06/28/2021 (a)(g)	3,800,000	104,500
		1,403,246
Health Care Providers & Services - 6.3%
LifePoint Hospitals, Inc., TL 1L 10/18
6.987% (1 Month US LIBOR + 4.500%), 11/16/2025 (a)	43,484	43,755
NaviHealth, Inc., TL 1L B 07/18
7.474% (1 Month US LIBOR + 5.000%), 08/01/2025 (a)	2,768,495	2,737,350
Paradigm Acquistion Corp., TL 2L 10/18 LC
9.983% (1 Month US LIBOR + 7.500%), 10/26/2026 (a)	555,010	552,235
Press Ganey Holdings, Inc., TL 2L 10/17
8.983% (1 Month US LIBOR + 6.500%), 10/21/2024 (a)	3,044,038	3,055,453
Quorum Health Corp., TL 1L 04/16
9.233% (1 Month US LIBOR + 6.750%), 04/29/2022 (a)	8,165,789	8,122,388
Team Health, Inc., TL 1L 01/17
5.233% (1 Month US LIBOR + 2.750%), 02/06/2024 (a)	7,586,032	7,140,353
		21,651,534
Health Care Technology - 1.8%
Verscend Holding Corp., TL 1L B 07/18
6.983% (1 Month US LIBOR + 4.500%), 08/10/2025 (a)	5,995,333	6,044,045

Hotels, Restaurants & Leisure - 1.8%
ClubCorp Club Operations, Inc., TL 1L B 08/17
5.351% (3 Month US LIBOR + 2.750%), 09/18/2024 (a)	2,384,153	2,316,455
Diamond Resorts International, Inc., TL 1L B 06/18
6.233% (1 Month US LIBOR + 3.750%), 09/02/2023 (a)	2,023,664	1,928,815

See notes to financial statements

	Par†	Value
LEVERAGED LOANS - 74.5% (continued)
Hotels, Restaurants & Leisure - 1.8% (continued)
NPC International, Inc., TL 1L 04/17
5.983% (1 Month US LIBOR + 3.500%), 04/19/2024 (a)	869,609	$723,406
SMG/PA, TL 2L 12/17
9.483% (1 Month US LIBOR + 7.000%), 01/23/2026 (a)	1,110,960	1,127,624
		6,096,300
IT Services - 4.0%
Access CIG, LLC, TL 2L 02/18
10.233% (1 Month US LIBOR + 7.750%), 02/27/2026 (a)	1,292,375	1,290,759
Dun & Bradstreet Corp, TL 1L B 01/19
7.479% (1 Month US LIBOR + 5.000%), 02/06/2026 (a)	3,933,850	3,968,291
Sutherland Global Services, Inc., TL 1L 10/14 _US Borrower
7.976% (3 Month US LIBOR + 5.375%), 04/23/2021 (a)	6,568,262	6,436,897
Sutherland Global Services, Inc., TL 1L 10/14_Cayman Borrower
7.976% (3 Month US LIBOR + 5.375%), 04/23/2021 (a)	1,528,943	1,498,364
Systems Maintenance Services Holdings, Inc., TL 1L B 10/16
7.483% (1 Month US LIBOR + 5.000%), 10/30/2023 (a)	574,274	448,531
		13,642,842
Leisure Products - 0.3%
Camping World Good Sam, TL 1L B 03/18
5.233% (1 Month US LIBOR + 2.750%), 11/08/2023 (a)	981,871	912,320

Life Sciences Tools & Services - 0.8%
Albany Molecular Research, Inc., TL 2L 07/17
9.483% (1 Month US LIBOR + 7.000%), 08/28/2025 (a)	2,174,190	2,185,061
PAREXEL International Corp., TL 1L 08/17
5.233% (1 Month US LIBOR + 2.750%), 09/27/2024 (a)	444,740	436,913
		2,621,974
Machinery - 6.9%
Accuride Corp., TL 1L B 10/17
7.851% (3 Month US LIBOR + 5.250%), 11/17/2023 (a)	1,871,551	1,656,323
CPM Holdings, Inc., TL 2L 10/18
10.733% (1 Month US LIBOR + 8.250%), 11/16/2026 (a)	1,655,830	1,641,342
Utility One Source LP, TL 1L 03/17
7.983% (1 Month US LIBOR + 5.500%), 04/18/2023 (a)	7,112,640	7,174,876
WireCo WorldGroup, Inc., TL 1L 07/16
7.483% (1 Month US LIBOR + 5.000%), 09/29/2023 (a)(b)	7,219,572	7,244,407
WireCo WorldGroup, Inc., TL 2L 07/16
11.483% (1 Month US LIBOR + 9.000%), 09/30/2024 (a)(b)	5,918,991	5,918,991
		23,635,939
Media - 1.5%
NEP Broadcasting, LLC, TL 2L 09/18
9.483% (1 Month US LIBOR + 7.000%), 10/19/2026 (a)	5,063,000	5,050,342

Metals & Mining - 9.6%
Foresight Energy, LLC, TL 1L B 03/17
8.379% (3 Month US LIBOR + 5.750%), 03/28/2022 (a)	10,910,430	10,310,357
Sequa Corp., TL 1L B 11/17
7.776% (3 Month US LIBOR + 5.000%), 11/28/2021 (a)	5,931,176	5,876,816

See notes to financial statements

	Par†	Value
LEVERAGED LOANS - 74.5% (continued)
Metals & Mining - 9.6% (continued)
Sequa Corp., TL 2L 04/17
11.583% (3 Month US LIBOR + 9.000%), 04/28/2022 (a)	17,149,877	$16,878,395
		33,065,568
Multiline Retail - 2.7%
Belk, Inc., TL 1L B 08/15
7.447% (3 Month US LIBOR + 4.750%), 12/12/2022 (a)(c)(d)	10,967,021	9,227,432

Professional Services - 0.9%
SIRVA Worldwide, Inc., TL 1L 07/18
8.028% (1 Month US LIBOR + 5.500%), 08/02/2025 (a)	1,927,348	1,927,348
SIRVA Worldwide, Inc., TL 2L 07/18
12.104% (3 Month US LIBOR + 9.500%), 08/02/2026 (a)	1,149,740	1,011,771
		2,939,119
Road & Rail - 1.3%
Transplace, TL 2L 09/17
11.237% (1 Month US LIBOR + 8.750%), 10/06/2025 (a)	4,532,039	4,464,058

Software - 9.6%
Applied Systems, Inc., TL 2L 09/17
9.483% (1 Month US LIBOR + 7.000%), 09/19/2025 (a)	6,013,300	6,136,573
Misys Ltd., TL 1L 04/17
6.101% (3 Month US LIBOR + 3.500%), 06/13/2024 (a)	3,840,547	3,814,547
Misys Ltd., TL 2L 04/17 USD
9.851% (3 Month US LIBOR + 7.250%), 06/13/2025 (a)	5,926,140	5,926,140
P2 Energy Solutions, Inc., TL 1L 10/13
6.740% (3 Month US LIBOR + 4.000%), 10/30/2020 (a)	11,082,741	11,027,383
Ref initiv, TL 1L B 08/18
6.233% (1 Month US LIBOR + 3.750%), 10/01/2025 (a)	5,124,223	5,077,260
SS&C Technologies, Inc., TL 1L B3 02/18
4.733% (1 Month US LIBOR + 2.250%), 04/16/2025 (a)	264,190	264,687
SS&C Technologies, Inc., TL 1L B4 02/18
4.733% (1 Month US LIBOR + 2.250%), 04/16/2025 (a)	188,851	189,206
TIBCO Software, Inc., TL 1L B 07/17
5.990% (1 Month US LIBOR + 3.500%), 12/04/2020 (a)	375,117	376,102
		32,811,898
Specialty Retail - 2.3%
Jo-Ann Stores, Inc., TL 1L B 10/16
7.592% (3 Month US LIBOR + 5.000%), 10/20/2023 (a)	1,875,893	1,874,730
Jo-Ann Stores, Inc., TL 2L 04/18
11.842% (3 Month US LIBOR + 9.250%), 05/21/2024 (a)	1,704,670	1,634,353
Talbots, Inc., TL 1L B 11/18
9.483% (1 Month US LIBOR + 7.000%), 11/28/2022 (a)	4,411,459	4,378,373
		7,887,456
Transportation Infrastructure - 1.0%
Commercial Barge Lines Co., TL 1L B 11/15
11.233% (1 Month US LIBOR + 8.750%), 11/12/2020 (a)	1,664,997	1,171,051

See notes to financial statements

	Par†	Value
LEVERAGED LOANS - 74.5% (continued)
Transportation Infrastructure - 1.0% (continued)
Direct ChassisLink, Inc., TL 2L 04/19
10.834% (3 Month US LIBOR + 8.250%), 04/10/2026 (a)	2,355,220	$2,266,899
		3,437,950

TOTAL LEVERAGED LOANS (amortized cost $268,959,878)		255,103,227

HIGH YIELD SECURITIES - 60.3%
Aerospace & Defense - 1.2%
Pattonair Holdings Ltd.
9.000%, 11/01/2022 (b)(f)	3,845,000	3,921,900

Building Products - 3.1%
Ply Gem Holdings, Inc.
8.000%, 04/15/2026 (f)	5,232,000	4,898,460
SRS Distribution, Inc.
8.250%, 07/01/2026 (f)	5,855,000	5,737,900
		10,636,360
Chemicals - 1.6%
Akzo Nobel Specialty Chemicals
8.000%, 10/01/2026 (b)(f)	3,085,000	3,173,694
Consolidated Energy Finance SA
6.500%, 05/15/2026 (b)(c)(d)(f)	869,000	890,725
Cornerstone Chemical Co.
6.750%, 08/15/2024 (f)	1,356,000	1,325,490
		5,389,909
Commercial Services & Supplies - 5.7%
GFL Environmental, Inc.
5.625%, 05/01/2022 (b)(f)	3,845,000	3,835,387
5.375%, 03/01/2023 (b)(f)	853,000	833,808
8.500%, 05/01/2027 (b)(f)	1,529,000	1,595,894
Vivint, Inc.
8.750%, 12/01/2020	8,453,000	8,336,771
7.875%, 12/01/2022	2,601,000	2,607,502
7.625%, 09/01/2023	2,747,000	2,417,360
		19,626,722
Communications Equipment - 2.9%
Genesys Telecommunications Laboratories, Inc.
10.000%, 11/30/2024 (f)	9,135,000	10,024,292

Construction & Engineering - 1.5%
Maxim Crane Works LP / Maxim Finance Corp.
10.125%, 08/01/2024 (f)	4,876,000	5,253,890

Construction Materials - 4.1%
Cemex Materials LLC
7.700%, 07/21/2025 (f)	12,842,000	13,972,096

Containers & Packaging - 0.6%
Plastipak Holdings, Inc.
6.250%, 10/15/2025 (f)	142,000	133,480

See notes to financial statements

	Par†	Value
HIGH YIELD SECURITIES - 60.3% (continued)
Containers & Packaging - 0.6% (continued)
Reynolds Group Holdings, Inc.
7.950%, 12/15/2025	2,002,000	$2,062,060
Diversified Consumer Services - 0.3%		2,195,540

Frontdoor, Inc.
6.750%, 08/15/2026 (f)	1,112,000	1,168,990

Diversified Telecommunication Services - 0.9%
Frontier Communications Corp.
8.500%, 04/01/2026 (f)	2,341,000	2,212,245
8.000%, 04/01/2027 (f)	938,000	972,002
		3,184,247
Electronic Equipment, Instruments & Components - 8.3%
Artesyn Embedded Technologies, Inc.
9.750%, 10/15/2020 (f)	10,152,000	9,745,920
CommScope, Inc.
5.500%, 06/15/2024 (f)	3,132,000	3,163,320
8.250%, 03/01/2027 (f)	1,153,000	1,248,122
Vertiv Group Corp.
9.250%, 10/15/2024 (f)	14,648,000	14,391,660
		28,549,022
Energy Equipment & Services - 0.5%
Archrock Partners LP / Archrock Partners Finance Corp
6.875%, 04/01/2027 (f)	947,000	988,431
USA Compression Partners LLC
6.875%, 09/01/2027 (f)	783,000	828,023
		1,816,454
Food & Staples Retailing - 0.2%
Albertsons Cos, Inc.
7.500%, 03/15/2026 (f)	673,000	716,745

Health Care Providers & Services - 4.8%
CHS/Community Health Systems, Inc.
8.000%, 03/15/2026 (f)	1,632,000	1,591,200
LifePoint Hospitals, Inc.
9.750%, 12/01/2026 (f)	4,133,000	4,324,151
Quorum Health Corp.
11.625%, 04/15/2023	4,797,000	4,173,390
Surgery Partners Holdings, LLC
6.750%, 07/01/2025 (f)	1,528,000	1,428,680
Team Health, Inc.
6.375%, 02/01/2025 (f)	5,271,000	4,506,705
Tenet Healthcare Corp.
7.000%, 08/01/2025	538,000	546,743
		16,570,869
Hotels, Restaurants & Leisure - 3.6%
ClubCorp Club Operations, Inc.
8.500%, 09/15/2025 (f)	12,520,000	11,894,000

See notes to financial statements

	Par†		Value
HIGH YIELD SECURITIES - 60.3% (continued)
Hotels, Restaurants & Leisure - 3.6% (continued)
Enterprise Development Authority
12.000%, 07/15/2024 (f)	265,000		$272,950
			12,166,950
Household Products - 3.0%
Steinhoff
4.000%, 01/30/2021 (b)(c)(d)(f)(g)	EUR	6,500,000	6,962,359
1.250%, 08/11/2022 (b)(c)(d)(f)(g)	EUR	3,100,000	3,259,663
			10,222,022
Insurance - 2.1%
Hub International Ltd.
7.000%, 05/01/2026 (f)	7,047,000		7,126,279

IT Services - 0.4%
Dun & Bradstreet Corp.
6.875%, 08/15/2026 (f)	1,371,000		1,427,588

Life Sciences Tools & Services - 1.2%
Avantor, Inc.
6.000%, 10/01/2024 (f)	1,820,594		1,904,228
PAREXEL International Corp.
6.375%, 09/01/2025 (f)	2,418,000		2,351,505
			4,255,733
Machinery - 0.8%
Cleaver-Brooks, Inc.
7.875%, 03/01/2023 (f)	2,642,000		2,589,160

Media - 1.8%
Intelsat Jackson Holdings SA
5.500%, 08/01/2023 (b)	3,631,000		3,290,594
Numericable-SFR
8.125%, 02/01/2027 (b)(f)	2,800,000		2,933,000
			6,223,594
Metals & Mining - 2.3%
Allegheny Technologies, Inc.
7.875%, 08/15/2023	1,752,000		1,902,602
Foresight Energy, LLC
11.500%, 04/01/2023 (f)	7,479,000		5,833,620
			7,736,222
Multiline Retail - 0.1%
J.C. Penney Corp., Inc.
8.125%, 10/01/2019	153,000		153,383
5.650%, 06/01/2020	60,000		56,700
			210,083
Personal Products - 0.1%
Coty, Inc.
6.500%, 04/15/2026 (f)	372,000		367,815

See notes to financial statements

	Par†		Value
HIGH YIELD SECURITIES - 60.3% (continued)
Pharmaceuticals - 0.2%
Teva Pharmaceutical Industries Ltd
2.950%, 12/18/2022 (b)	130,000		$121,638
2.800%, 07/21/2023 (b)	556,000		506,150
			627,788
Road & Rail - 4.1%
The Kenan Advantage Group, Inc.
7.875%, 07/31/2023 (f)	14,441,000		14,079,975

Software - 2.2%
Datatel, Inc.
9.000%, 09/30/2023 (f)	6,727,000		7,012,897
RedPrairie Corp.
7.375%, 10/15/2024 (f)	383,000		399,756
Refinitiv
6.250%, 05/15/2026 (f)	17,000		17,489
			7,430,142
Textiles, Apparel & Luxury Goods - 2.0%
Lycra
7.500%, 05/01/2025 (b)(f)	6,852,000		6,843,435

Trading Companies and Distributors - 0.5%
Neon Holdings, Inc.
10.125%, 04/01/2026 (f)	1,531,000		1,580,757

Wireless Telecommunication Services - 0.2%
GCI, Inc.
6.750%, 06/01/2021	26,000		26,081
Sprint Corp.
6.875%, 11/15/2028	732,000		702,263
			728,344

TOTAL HIGH YIELD SECURITIES (amortized cost $208,963,680)			206,642,923

	Shares
COMMON STOCKS - 1.0%
Energy Equipment & Services - 0.2%
Prosery Acquisition LLC (b)(c)(d)(e)(g)	114,010		616,211

Hotels, Restaurants & Leisure - 0.6%
Caesars Entertainment Corp. (g)	21,240		198,806
VICI Properties, Inc.	73,140		1,667,592
			1,866,398
Insurance - 0.2%
Towergate SUN NewCo Common Shares A (b)(c)(d)(e)(g)	GBP	8,597	—
Towergate TopCo Common (b)(c)(d)(e)(g)	GBP	540,649	828,246
			828,246
Specialty Retail - 0.0%
Charlotte Russe, Inc. (c)(d)(e)(g)	3,649		—

TOTAL COMMON STOCKS (cost $4,102,618)			3,310,855

See notes to financial statements

	Shares		Value
PREFERRED STOCKS - 1.5%
Energy Equipment & Services - 0.1%
Prosery Acquisition LLC
N/A (b)(c)(d)(e)(g)	36,249		$409,050

Insurance - 1.4%
Towergate SUN NewCo Preference B
N/A (b)(c)(d)(e)(g)	GBP	3,194,971	4,894,529

TOTAL PREFERRED STOCKS (cost $4,970,176)			5,303,579

TOTAL INVESTMENTS (amortized cost $486,996,352) (h) - 137.3%			470,360,584
LIABILITIES EXCEEDING OTHER ASSETS, NET - (37.3)%			(127,771,704)
NET ASSETS - 100.0%			$342,588,880

†	In U.S. Dollars unless otherwise indicated.
EUR	Euro.
GBP	Great British Pound.
TL	Term Loan.
(a)	Variable rate security, the coupon rate shown is the effective rate as of April 30, 2019.
(b)	Non-U.S. security.
(c)

Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of April 30, 2019 was $35,634,270 and represented 10.4% of net assets.

(d)	Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of April 30, 2019 was $36,043,084 and represented 10.5% of net assets.
(e)	Value determined using significant unobservable inputs.
(f)

Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of April 30, 2019 was $179,739,686, which represent 52.5% of net assets.

(g)	Non-income producing security.
(h)	All investments are held as collateral for the Fund’s credit facility.
(i)	Includes unfunded or partially unfunded loan commitments. At April 30, 2019, the value of these unfunded securities amounted to $67,506 or 0.02% of net assets.

The following table represents the Fund’s investments categorized by country of risk as of April 30, 2019:

Country:	% of Net Assets
United States	119.8%
Cayman Islands	3.8%
United Kingdom	3.1%
Austria	3.0%
Netherlands	2.9%
Canada	1.8%
Luxembourg	1.0%
France	0.9%
Sweden	0.5%
Switzerland	0.3%
Israel	0.2%
137.3%
Liabilities Exceeding Other Assets, Net	(37.3)%
100.0%

See notes to financial statements

Statement of Assets and Liabilities

Assets
Investments, at value (amortized cost $486,996,352)	$470,360,584
Cash and cash equivalents	13,888,215
Receivable for investments sold	5,381,528
Dividends and interest receivable	5,723,328
Prepaid expenses	61,706
Total assets	495,415,361

Liabilities
Credit facility	147,855,378
Payable for investments purchased	3,648,162
Accrued investment advisory fees	443,545
Accrued administration fees	37,866
Accrued trustees’ fees	4,403
Other accrued expenses	837,127
Total liabilities	152,826,481
Net assets	$342,588,880

Net Assets
Paid-in capital — (unlimited shares authorized — $0.001 par value)	$362,475,070
Accumulated deficit	(19,886,190)
Net assets	$342,588,880
Net asset value, price per share
($342,588,880 ÷ 20,340,315 shares)	$16.84

See notes to financial statements

Statement of Operations

Six Months Ended April 30, 2019
Investment income
Interest income	$21,073,554
Term loan income	273,453
Dividend income	91,178
Total investment income	21,438,185

Expenses
Investment advisory fees	2,693,275
Credit facility interest expense	2,274,098
Legal fees	178,000
Trustees’ fees	80,809
Term loan fees	77,417
Administration fees	76,898
Audit and tax fees	50,783
Custodian fees	47,931
Shareholder reporting expense	23,255
Transfer agency fees	8,145
Other expenses	98,505
Total expenses	5,609,116

Net investment income	15,829,069
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred Trustees’ fees
Net realized gain on
Investments	601,449
Foreign currency transactions	11,742
Net realized gain	613,191
Net change in unrealized appreciation (depreciation) on
Investments	(9,183,208)
Foreign currency transactions	(20,512)
Deferred Trustees’ fees	4,918
Net change in unrealized depreciation	(9,198,802)
Net realized and unrealized loss on investments, foreign currency transactions and deferred Trustees’ fees	(8,585,611)
Net increase in net assets resulting from operations	$7,243,458

See notes to financial statements

Statements of Changes in Net Assets

	Six Months Ended April 30, 2019	Year Ended October 31, 2018
Increase (decrease) in net assets resulting from operations
Net investment income	$15,829,069	$30,206,429
Net realized gain on investments and foreign currency transactions	613,191	11,257,187
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and deferred Trustees’ fees	(9,198,802)	(12,696,730)
Net increase in net assets resulting from operations	7,243,458	28,766,886
Distributions to shareholders from
Net dividend and distributions	(15,255,236)	(30,892,250)
Total distributions	(15,255,236)	(30,892,250)
From capital share transactions
Proceeds from rights offering	—	72,353,344
Total capital share transactions	—	72,353,344
Net increase (decrease) in net assets	(8,011,778)	70,227,890
Net assets
Beginning of period/year	$350,600,658	$280,372,678
End of period/year	$342,588,880	$350,600,658

See notes to financial statements

Statement of Cash Flows

Six Months Ended
April 30, 2019

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$7,243,458
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(98,583,059)
Proceeds from sales of investments	125,702,487
Net amortization (accretion) of premiums/discounts	(1,065,075)
Net change in unrealized depreciation on investments	9,183,208
Net change in unrealized depreciation on foreign currency transactions	25,491
Net realized gain on investments	(601,449)
Net realized loss on foreign currency transactions	(27)
Changes in assets and liabilities:
Decrease in advisory fees payable	(36,332)
Increase in Trustees’ fees	4,403
Increase in receivable for investments sold	(395,357)
Decrease in payable for investments purchased	(2,174,368)
Increase in dividends and interest receivable	(981,398)
Increase in prepaid expenses	(61,706)
Increase in accrued expenses and other liabilities	93,890
Net cash used in operating activities	38,354,166

Cash Flows from Financing Activities
Cash distributions paid to shareholders	(15,255,236)
Proceeds from credit facility	13,813,480
Payment on borrowing of credit facility	(24,000,000)
Net cash provided by financing activities	(25,441,756)
Net increase in cash and cash equivalents	$12,912,410

Cash and Cash Equivalents
Beginning Balance	975,805
Ending Balance	$13,888,215

Supplement Disclosure
Cash paid for interest expense	$2,267,798

See notes to financial statements

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	April 30,		Ended	Ended	Ended	Ended	Ended
	2019		October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2018	2017	2016	2015	2014
Per share operating performance(1)
Net asset value, beginning of period/year	$17.24		$18.38	$17.67	$17.11	$18.98	$19.56
Income from operations
Net investment income	0.78		1.51	1.59	1.61	1.47	1.48
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred Trustees’ fees	(0.43)		(0.07)	0.71	0.45	(1.69)	(0.40)
Total income from operations	0.35		1.44	2.30	2.06	(0.22)	1.08
Dividends from
Net investment income	(0.75)		(1.55)	(1.59)	(1.50)	(1.51)	(1.62)
Net realized gains	—		—	—	—	(0.10)	(0.04)
Return of capital	—		—	—	—	(0.04)	—
Total dividends	(0.75)		(1.55)	(1.59)	(1.50)	(1.65)	(1.66)
Dilutive effect of rights offering	—		(1.03)	—	—	—	—
Net Asset Value, end of period/year	$16.84		$17.24	$18.38	$17.67	$17.11	$18.98
Total return#	6.13	%†	2.84%	18.08%	17.10%	-6.50%	7.95%

Ratios to average net assets
Expenses	3.34	%*	3.17%	2.74%	2.68%	2.46%	2.29%
Net investment income	9.43	%*	8.63%	8.74%	9.79%	8.23%	7.57%

Supplemental data
Market value/price	$15.94		$15.77	$16.87	$15.68	$14.82	$17.58
Price premium/(discount)	(5.34)%		(8.53)%	(8.22)%	(11.26)%	(13.38)%	(7.38)%
Net assets, end of period/year (000’s)	$342,589		$350,601	$280,373	$269,492	$261,004	$289,474
Portfolio turnover rate	20.61	%†	56.20%	84.06%	82.48%	73.33%	65.35%

(1)               Per share calculations were performed using average shares.

*                       Annualized.

†                       Total return and portfolio turnover rate are for the period indicated and have not been annualized.

#                       Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See notes to financial statements

Notes to Financial Statements

1.        Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company. The Fund commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2.        Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC Topic 946”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stocks listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities and certain leveraged loans.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

The types of assets generally included in this category are certain leveraged loans, common stocks not actively traded and preferred stocks not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid- ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Valuation Process

The Adviser utilizes a valuation committee (“Valuation Committee”), whose members consist of the Head of Credit-US, Head of Credit-Europe, General Counsel, Chief Financial Officer and certain other employees of the Adviser. The Valuation Committee is responsible for approving pricing sources and procedures and for oversight of the Adviser’s pricing practices, including determining the valuation of investments in circumstances where no external pricing data for an investment is available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. The valuation process involved in Level 3 measurements for assets and liabilities is completed daily based on the methodology and assumptions that are used in estimating the value of the investment that are approved by the Valuation Committee on at least a monthly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight, and review. For assets classified as Level 3, the investment professionals of the Adviser are responsible for preliminary valuations based on various factors including their evaluation of financial and operating data, company specific developments, market valuations of comparable companies and model projections discussed above. All valuations are approved by the Valuation Committee.

For the six months ended April 30, 2019, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of October 31, 2018, the Fund was invested in the Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Class.

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. Dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Distributions to Shareholders — Distributions are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, delayed compensation, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

To avoid imposition of a 4% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2015-2017). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of April 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2019, the Fund did not incur any interest or penalties.

Recent Accounting Pronouncements — In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement, which is designed to improve the effectiveness of disclosures by removing, modifying and adding disclosures related to fair value measurements. ASU No. 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The ASU allows for early adoption in any interim period after issuance of the update. The Fund has early adopted and has implemented the changes in its financial statements.

3.        Risk Considerations

The Fund invests mainly in leveraged loans, high yield securities, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties of derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk— The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

4.        Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”). “Managed Assets” is defined as the total assets of the Fund (including any assets attributable to any borrowings (except borrowings solely for short-term cash management purposes), reverse repurchase agreements, dollar rolls, any issuance of preferred shares or notes, and including any assets in respect of shares that will be repurchased as of the end of the month) minus the sum of the Fund’s accrued liabilities (other than any borrowings).

During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund did not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the six months ended April 30, 2019 the Adviser earned an Investment Advisory Fee of $2,693,275.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s Administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.

Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Investor Support Services Agreement — Prior to July 31, 2018, the Fund retained Four Wood Capital Partners LLC to provide investor support services in connection with the on-going operation of the Fund. Such services included providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries and communicating with the New York Stock Exchange (“NYSE”) specialist for the Fund’s common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis. The Investor Support Services Agreement with Four Wood Capital Partners LLC ended on July 31, 2018.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation/(depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

5.        Fair Value

The following table presents information about the Fund’s assets measured on a recurring basis as of April 30, 2019, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Investments in securities	Level 1	Level 2	Level 3	Total
High yield securities	$—	$206,642,923	$—	$206,642,923
Leveraged loans	—	254,694,413	408,814	255,103,227
Common stocks	1,866,398	—	1,444,457	3,310,855
Preferred stocks	—	—	5,303,579	5,303,579
Cash equivalents	8,069,182	—	—	8,069,182
Total investments in securities and cash equivalents	$9,935,580	$461,337,336	$7,156,850	$478,429,766

The following are the details of the restricted securities held by the Fund:

Issuer(1)	Par/Shares	Acquisition date(s)	Amortized Cost	Value	% of Net Assets
Belk, Inc., TL 1L B 08/15	10,967,021	04/12/2016-	$9,728,044	$9,227,432	2.7%
		04/01/2019
Charlotte Russe, Inc.	3,649	02/02/2018	—	—	—%
Common Stock
Consolidated Energy Finance SA,	869,000	05/03/2018	869,000	890,725	0.3%
05/15/2026
Monitronics International, Inc.,	9,235,385	08/15/2017-	9,094,283	8,546,055	2.5%
TL 1L 03/12		11/09/2018
Prosery Acquisition LLC,	114,010	05/08/2018	1,585,844	616,211	0.2%
Common Stock
Prosery Acquisition LLC,	36,249	05/08/2018	233,307	409,050	0.1%
Preferred Stock
Steinhoff, 01/30/2021	6,500,000	03/22/2018-	7,071,489	6,962,359	2.0%
		10/08/2018
Steinhoff, 08/11/2022	3,100,000	07/25/2018	3,411,648	3,259,663	1.0%
Towergate SUN NewCo	8,597	04/02/2015	15	—	—%
Common Shares A
Towergate SUN NewCo	3,194,971	04/02/2015	4,736,870	4,894,529	1.4%
Preference B
Towergate TopCo Common	540,649	04/02/2015	815,841	828,246	0.2%

(1) Refer to the Schedule of Investments for more details on securities listed.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Leveraged Loans	Common Stocks	Preferred Stocks
Balance at October 31, 2018	$1,509,823	$1,307,926	$4,764,434
Purchases	411,019	—	—
Sales and Paydowns	(547,631)	—	—
Settlements	(50,136)	—	—
Net change in appreciation/(depreciation)	920,414	136,531	539,145
Net realized gain/(loss)	(1,834,675)	—	—
Balance as of April 30, 2019	$408,814	$1,444,457	$5,303,579
Net change in appreciation/(depreciation) on investments held at April 30, 2019	$(2,205)	$136,531	$539,146

(1) The Fund’s policy is to recognize transfers into and out of Level 3 at the beginning of each period.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of April 30, 2019:

Financial Asset	Fair Value As of April 30, 2019	Valuation Technique (1)	Unobservable Inputs (2)	Range (Weighted Average)(3)
Leveraged Loans (4)	$408,814	Other	N/A	N/A

Common Stocks	$1,444,457	Market Comparables	LTM EBITDA Multiple Fwd EBITDA Multiple Illiquidity Discount	1.3x - 2.9x (2.2x) 1.2x 10%-15% (12%)

Preferred Stocks	$5,303,579	Market Comparables	LTM EBITDA Multiple Fwd EBITDA Multiple Illiquidity Discount	1.3x - 2.9x (2.8x) 1.2x 10%

(1)         For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0-100%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100% weighting to a single methodology.

(2)         The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)         Weighted average amounts are based on the estimated fair values.

(4)         Of the $408,814 leveraged loans, 100% was valued based on transactional value.

6.        Shares of Beneficial Interest

The Fund issued to its stockholders of record as of the close of business on October 19, 2017, transferable rights to subscribe for up to an aggregate of 5,085,079 common shares of the Fund at a rate of one common share for every three rights held. The subscription price pursuant to the offering was $14.87 and the issue was fully subscribed. Total offering costs incurred was $594,816. An additional $2,842,137 of brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its common shares outstanding by 5,085,079 and net capital by $72,353,344 during November 2017.

7.        Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the six months ended April 30, 2019 were as follows:

Purchases	$98,284,533
Sales	$122,733,688

There were no purchases or sales of U.S. Government securities.

8.        Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedule of Investments. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion..

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

9.        Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.

As of October 31, 2018, the following permanent differences have been reclassified (to)/from the following accounts:

Undistributed Net	Accumulated
Investment	Net Realized
Income	Loss	Paid-in Capital
$(37,649)	$37,649	$—

These reclassifications have no effect on net assets or net assets per share and are related to foreign currency.

The tax character of distributions declared for the six months ended April 30, 2019 and the fiscal year ended October 31, 2018, were as follows:

	Ordinary
	Income	Total
April 30, 2019	$15,255,236	$15,255,236
October 31, 2018*	$30,892,250	$30,892,250

* The final tax character of any distribution declared in 2018 will be determined in January 2019 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.

As of October 31, 2018, the components of accumulated losses on a tax basis for the Fund are as follows:

Undistributed	Net	Other	Total
Ordinary	Unrealized	Temporary	Accumulated
Income	Depreciation	Differences	Losses
$89,924	$(6,069,165)	$(5,895,171)	$(11,874,412)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. At October 31, 2018, the Fund had non-expiring capital loss carry-forwards of $5,452,540.

As of October 31, 2018, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

	Aggregate	Aggregate
	Gross	Gross	Net Unrealized
Federal Tax	Unrealized	Unrealized	Appreciation/
Cost	Appreciation	Depreciation	(Depreciation)
$512,452,18	$9,954,767	$(16,023,932)	$(6,069,165)

10.      Credit Facility

In July 2013, the Fund entered into a $145.0 million credit agreement that was increased to $160.0 million on December 8, 2017 (the “Maximum Facility Amount”) with The Bank of Nova Scotia and amended in July 2018 with a new termination date of July 22, 2019 (the “Credit Facility”). The Credit Facility bears an unused commitment fee on the unused portion of the credit facility (the “Unused Facility Amount”) equal to (a) 0.15% on the total Unused Facility Amount if the Unused Facility Amount is lower or equal to 75% of the Maximum Facility Amount or (b) 0.25% on the total Unused Facility Amount if the Unused Facility Amount is in excess of 75% of the Maximum Facility Amount. The per annum rate of interest for borrowing under the Credit Facility is equal to (a) London Interbank Offered Rate (“LIBOR”) plus 0.725% per annum or (b) the greatest of (i) the Prime Rate, (ii) the Federal Funds rate plus 0.50% per annum, or (iii) the Eurodollar rate plus 1.00% per annum.

As of April 30, 2019, there were the USD equivalent of $147,855,377 of borrowings outstanding under the Credit Facility and the Fund is in compliance with the terms of the Credit Facility. During the six months ended April 30, 2019, the Fund had an average amount of borrowing of $153,889,805 at an average interest rate of 3.17%.

11.      Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund evaluated subsequent events through the date the financial statements were issued and determined the below additional disclosures was necessary.

VOTING RESULTS FROM THE MARCH 21, 2019 SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on March 21, 2019, shareholders approved the election of Tobin V. Levy as a Class II Trustee to the Board of Trustees to serve a three year term expiring in 2021 based on the following results:

Total Outstanding Shares	20,340,315
Total Shares Voted	17,957,573
For	17,569,664
Withheld	387,909

Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.                            The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.                            If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.                            The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.                            In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

5.                            There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Share sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.                            The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.                            All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. Inc. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•                  Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•                  Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•                  Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•                  For everyday business purposes: KKR shares personal information for everyday business purposes, such as to

•                  process your transactions;

•                  provide financial products or services to you;

•                  maintain your investment(s);

•                  secure business services, including printing, mailing, and processing or analyzing data;

•                  secure professional services, including accounting and legal services; or

•                  respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•                  For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•                  For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•                  For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•                  For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•                  For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•                  For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

(This page intentionally left blank)

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

As of the fiscal year ended April 30, 2019, the portfolio manager beneficially owned the following shares of the Fund:

Dollar Range of
Portfolio Manager	Equity Securities Owned**
Christopher A. Sheldon	$ 100,001-$500,000
Jeremiah S. Lane	None

** Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the six months ended April 30, 2019 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 99.CODEETH of the Registrant’s Form N-CSR filed on December 18, 2018.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	6/19/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Suzanne Donohoe
Suzanne Donohoe, President

Date	6/19/2019

By	/s/ Thomas Murphy
Thomas Murphy, Treasurer, Chief Accounting Officer & Chief Financial Officer

Date	6/19/2019